Restricted Stock Unearned Compensation	12 Months Ended
Dec. 31, 2011
Restricted Stock Unearned Compensation [Abstract]
Restricted Stock - Unearned Compensation
(16) Restricted Stock - Unearned Compensation

In April 2004, the stockholders of Colony Bankcorp, Inc. adopted a restricted stock grant plan which awards certain executive officers common shares of the Company.  The maximum number of shares which may be subject to restricted stock awards (split-adjusted) is 143,500.  To date, 53,256 shares have been issued under this plan and 17,798 shares have been forfeited; thus, remaining shares which may be issued are 108,042 at December 31, 2011.   The shares are recorded at fair market value (on the date granted) as a separate component of stockholders' equity. The cost of these shares is being amortized against earnings using the straight-line method over three years (the restriction period).